SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 1998

                           SIMS Communications, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-25474            65-0287558
(State or other jurisdiction of     (Commission        (I.R.S. Employer
 incorporation or organization)       File Number)      Identification No.)

                            18001 Cowan, Suite C & D
                            Irvine, California 92614
                    (Address of principal executive offices)
                                   (Zip Code)

                                (949) 261-6665
            (Registrant's telephone number, including area code)


                                       N/A
              (Former name, former address and former fiscal year,
                           if changed since last report)

Item 5.  Other Events

     On November 11, 1998, the Company completed a business transaction with MedCard Management Systems, Inc. ("MedCard") whereby the Company acquired certain assets of Medcard, including the exclusive rights to the MedCard name and The MedCard System software and network. The MedCard System is an electronic processing system that consolidates insurance eligibility verification and processes medical claims and approval of credit card/debit card payments within 30 seconds. Consideration for the transaction included cash of $450,000, 100,000 shares of restricted common stock, options to purchase 350,000 shares of common stock and royalties on future sales.

    In November and December 1998, the Company sold 1,500 shares of its Series C Preferred Stock (the "Preferred Stock") to a group of institutional investors for $1,500,000. Each Preferred Shares is convertible into shares of the Company's common stock equal in number to the amount determined by dividing $1,000 by the lower of (i) $1.31 (or $1.11 in the case of 750 shares sold in December), or (ii) the average price of the Company's common stock for any two trading days during the twenty-two trading days preceding the conversion date.

    For each Series C Preferred Stock held by a preferred stockholder on certain dates, (the "Warrant Valuation Dates") the Company will issue 50 warrants to the preferred shareholder.

    The Warrant Valuation Dates are generally the following: (1)

                                  May 30, 1999
                                  June 30, 1999
                                  July 30, 1999
                                 August 30, 1999
                               September 30, 1999
                                October 30, 1999
                                November 30, 1999

(1) The Warrant Valuations Dates are determined in reference to the dates the Series C Preferred Shares were issued. Since the Series C Preferred Shares were issued on different dates, the actual Warrant Valuation Dates are within seven days of the dates shown below.

    Each warrant will entitle the holder to purchase one additional share of the Company's common stock for $1.50 per share (or $1.27 per share in the case of the 750 shares sold in December 1998) at any time during a period ending five years after the Warrant Valuation Date. If none of the Series C Preferred Shares are converted into shares of the Company's common stock prior to November 30, 1999 the Company would be required to issue warrants which would allow the holders of the Series C Preferred Stock to purchase of up to 525,000 shares of the Company's common stock.

    The Company has the right to redeem the Series C Preferred Shares at any time. Depending upon the date of redemption, the Company is required to pay the following amount for each Series C Preferred Share redeemed by the Company, plus all accrued and unpaid dividends up to the Redemption Date.

If Redemption Date is after: (1)  Redemption Price per Series C Preferred Share

    November 30, 1998                             $1,100
    January 30, 1999                              $1,150
    March 1, 1999                                 $1,200
    April 1, 1999                                 $1,250 (2)

(1) The dates below are determined in reference to the dates the Series C Preferred Shares were issued. Since the Series C Preferred Shares were issued on different dates, the relevant dates after which the Redemption Price changes are within seven days of the dates shown below.

(2) If the Redemption Date is after April 1, 1999 the Redemption Price is the greater of (a) $1,250 or (b) the full economic benefit the holder would derive from converting the Series C Preferred Stock and selling the common stock on the Redemption Date.

For each share of the Series C Preferred Stock redeemed by the Company the Company has agreed to issue to the former holder of the redeemed shares warrants which will entitle the former holder to purchase 200 shares of the Company's common stock at a price equal to 120% of the closing bid price of the Company's common stock on the date prior to the Redemption Date. The warrants are exercisable during a period ending five years from the Redemption Date. If all 1,500 shares of the Series C Preferred Stock are redeemed by the Company the Company would be required to issue warrants which would allow the former holders to purchase up to 300,000 shares of the Company's common stock.

    The following condensed pro forma balance sheet of the Company as of September 30, 1998 reflects the issuance of the shares of common stock in the MedCard transaction and the sale of the Company's Series C Preferred Stock:

                                                          September 30, 1998
                         September 30, 1998  Adjustments   (as adjusted)
ASSETS:

Cash and cash equivalents      $341,684     $1,440,000 (1) $1,781,684
Accounts receivables,
   less allowance for
   doubtful accounts            147,333                       147,333
Inventories                     440,905                       440,905

                                                        September 30, 1998
                         September 30, 1998  Adjustments   (as adjusted)
ASSETS:

Prepaid expenses and
   other current assets
   196,512
Notes receivable,
   current portion              150,000                       150,000
Property and Equipment
net of accumulated
depreciation                  2,668,337     120,000 (2)     2,668,337
Notes receivable                415,360                       415,360
Patents, net of accumulated
amortization                    382,665                       382,665
Goodwill                        935,939                       935,939
Other                           121,355                       121,355
                              ---------      ---------      ---------
   Total Assets              $5,800,090     $1,560,000     $7,360,090
                             ==========     ==========     ==========


LIABILITIES:

Accounts payable and
  Accrued Expenses           $1,085,686                     1,085,686
Bank Line of credit             250,000                       250,000
Current obligations
under capital lease              77,109                        77,109
Current maturities
  of long term debt             664,174                       664,174
Franchise deposits
  and deferred revenue          827,661                       827,661
Long term debt                  216,674                       216,674
Obligations under
  capital leases                392,010                       392,010
                                -------                       -------

          Total Liabilities   3,513,404                     3,513,404

STOCKHOLDERS' EQUITY
   Preferred Stock, Series A and B  125                           125
   Preferred Stock, Series C                      $150 (1)        150
   Common Stock                     917             10 (2)        927
Additional Paid in Capital   24,310,287      1,439,850     25,870,127
                                               119,990 (2)

Accumulated Deficit         (22,024,682)                  (22,024,682)
                            ------------                  ------------

Total Stockholders' Equity    2,286,686                     3,846,686
                              ---------                     ---------

Total Liabilities and
Stockholders' Equity         $5,800,090     $1,560,000     $7,360,090
                             ==========     ==========     ==========

(1) Reflects sale of 1,500 shares of Series C Preferred Stock for $1,500,000, less related offering expenses.

(2) Reflects issuance of 100,000 shares of Company's common stock as partial payment of software, assets and other technology from Medcard.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed with this report.

                   Exhibits                 Description
                   --------                 -------------
                     4              Designation  of  Series C  Preferred
                                    Stock (as amended)

                     10 Series C Preferred Stock Purchase Agreement, Escrow Agreement,
                                    Registration  Rights  Agreement  and
                                    Form of Warrant


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 14, 1998
                                       SIMS COMMUNICATIONS, INC.

                                       By  /s/ Mark Bennett
                                        ---------------------------------

                                              Mark Bennett, President

                                    EXHIBIT 4

                                                                      EXHIBIT A
                                AMENDMENT TO THE

                           CERTIFICATE OF DESIGNATION

                                       of

                      SERIES C CONVERTIBLE PREFERRED STOCK

                                       of

                            SIMS COMMUNICATIONS, INC.

      (Pursuant to Section 151 of the Delaware General Corporation Law)


            SIMS COMMUNICATIONS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Company"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law at a meeting of the Company's Board of Directors held on December , 1998:

            RESOLVED,  that pursuant to the  authority  granted to and vested in the Board of Directors of the Company (the "Board") in accordance with the provisions of the Certificate of Incorporation (the "Certificate of Incorporation"), the Board hereby amends the Certificate of Designation (the "Certificate of Designation") which created out of the 1,000,000 shares of Preferred Stock, par value $0.001 per share, of the Company authorized in Article Four of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock of the Company, par value $0.001 per share, designated as Series C Convertible Preferred Stock and hereby amends the designation, relative rights, preferences, and limitations thereof as follows:

I. Designation and Amount. The shares of such series of Preferred Stock shall be designated as "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting the Series C Preferred Stock shall be 2,060. The Series C Preferred Stock shall have a stated value (the "Stated Value") of $1,000per share.

II.   Dividends.

      A. The holders of shares of Series C Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefore, prior to, and in preference to, any declaration or payment of any dividend (payable other than in Common Stock of this Company) on the Common Stock of this Company, at a per share rate equal to six percent per annum of the amount of the Stated Value of the Series C Preferred Stock, which is payable upon conversion (including Forced Conversion) as set forth below. Dividends shall begin to accrue as of the

Issuance Date and are based upon a 365 calendar day year. Any dividends payable pursuant to the provisions of this paragraph shall, at the Company's option, be payable in cash, or unrestricted shares of Common Stock of the Company within five Business Days of when due. In the event the Company chooses to issue Common Stock as payment of the dividends, but at such time such Common Stock has not been included in an effective registration statement, the Company may delay issuance of the Common Stock until such time as these shares of Common Stock are subject to an effective registration statement. Dividends, as set forth above, will continue to accrue until such time as such Common Stock (as payment therefor) is issued, and the Company shall issue such additional number of shares of Common Stock for such additional dividends. If the Company elects to pay the dividends in shares of Common Stock and if these shares of Common Stock are not subject to an effective registration statement within 180 calendar days after the Issuance Date, the Company will pay to the holder, on or before the 183rd calendar day after the Issuance Date all accrued and unpaid dividends in immediately available funds. The number of shares of Common Stock to be issued by the Company in lieu of a cash payment for dividends due as set forth herein shall be equal to the number of shares of Common Stock resulting from dividing the dollar amount of dividends owed by the Conversion Price (as defined below) on such date as the dividends are payable (if such date is not a Trading Day, then the next Trading Day immediately thereafter).

      B. Such dividends shall accrue on each share of Series C Preferred Stock from the Issuance Date, and shall accrue from day to day whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, for all Series C Preferred Stock at the time outstanding, the deficiency shall first be fully paid before any dividend or other distribution shall be paid on or declared or set apart for the Series C Preferred Stock or Common Stock. Dividends on the Series C Preferred Stock shall be non-participating and the holders of the Series C Preferred Stock shall not be entitled to participate in any other dividends beyond the cumulative dividends specified herein.

III.  Liquidation, Dissolution or Winding Up.

      A. In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution may be made with respect to the Company's Common Stock or any other series of capital stock, holders of each share of Series C Preferred Stock shall be entitled to receive out of the assets available for distribution to shareholders $1,000 plus six percent per annum thereon from the Issuance Date (as defined below) to the
Trading Day (as defined below) immediately prior to such liquidation, dissolution or winding up of the Company ( the "Liquidation Amount").

      B. If the assets of the Company available for distribution to shareholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full Liquidation Amount to which they shall be entitled, then any such distribution of assets of the Company shall be distributed ratably to the holders of shares of Series C Preferred Stock

      C. After the payment of the Liquidation Amount shall have been made in full to the holders of the Series C Preferred Stock or funds necessary for such payment shall have been set aside by the Company in trust for the account of holders of the Series C Preferred Stock so as to be available for such payments, the holders of the Series C Preferred Stock shall be entitled to no further participation in the distribution of the assets of the Company, and the
remaining   assets  of  the  Company  legally   available  for  distribution  to
shareholders shall be distributed among the holders of Common Stock and any other classes or series of Preferred Stock of the Company in accordance with their respective terms.

      IV. Voting. Holders of Series C Preferred Stock shall have no voting rights except as expressly required by law or as expressly provided herein.

      V. Conversion of Series C Preferred Stock. The holders of Series C Preferred Stock shall have the right, at such holder's option, to convert the Series C Preferred Stock into shares of Common Stock, on the following terms and conditions:

      A. Subject to the provisions of the Forced Conversion and Redemption hereof, at any time or times, upon the earlier to occur of (i) the 90th calendar day after the Issuance Date, or (ii) the Effective Date, any holder of the Series C Preferred Stock shall be entitled to convert any whole number of shares of Series C Preferred Stock into fully paid and nonassessable shares of Common Stock, which is determined (per share of Series C Preferred Stock) by dividing
(x) $1,000, by (y) the Conversion Price (as defined below) (the "Conversion Rate").

      B. For purposes of this Certificate of Designation, the following terms shall have the following meanings:

            A "Business Day" shall be any day other than a Saturday, Sunday, national holiday or a day on which the New York Stock Exchange is closed.

            The "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price for such security on the Nasdaq Stock Market as reported by Bloomberg L.P. ("Bloomberg"), or, if the Nasdaq Stock Market is not the principal trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the OTC Electronic Bulletin board for such security as reported by Bloomberg, or, the last closing trade price of such security as reported by Bloomberg, or, if no last closing bid or trade price is reported for such security by Bloomberg, the closing bid price shall be determined by reference to the closing bid price as reported on the Principal Market, and if not so reported shall be determined from the average of the bid prices of any market makers for such security as reported in the "pink sheets" published by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually agreed by the Company and the holders of two thirds of the outstanding shares of Series C Preferred Stock.

            The "Conversion Price" shall mean, as of any Conversion Date (as defined below) the lesser of (i) 105% of the Issuance Price, or (ii) 80% of the average of the two lowest Closing Bid Prices of the Common Stock during the 22 Trading Days (the "Lookback Period") immediately preceding the Conversion Date (hereinafter referred to as the "Current Price"). Notwithstanding the foregoing, in the event a Conversion Date occurs on or before the120th calendar day after the Issuance Date, then the Conversion Price shall not be less than 50% of the Closing Bid Price on the Trading Day immediately preceding the Issuance Date.

            "Effective Date" shall mean the date on which the Securities and Exchange Commission (the "SEC") first declares effective a Registration
Statement registering the resale of 200% percent of the number of shares of Common Stock issuable (irrespective of any shareholder approval requirement) upon conversion of all of the Series C Preferred Stock outstanding on the Trading Day immediately preceding the day such Registration Statement is filed.

            The "Issuance Date" shall mean, with respect to each share of Series C Preferred Stock, the date of issuance of the applicable share of Series C Preferred Stock.

            The "Issuance Price" shall mean 100% of the average Closing Bid Price of the Common Stock for the five consecutive Trading Day period ending on the Trading Day immediately preceding the Issuance Date.

            A "Trading Day" shall mean a day on which the New York Stock Exchange is open.

            The "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange, the OTC Electronic Bulletin Board operated by the National Association of Securities Dealers, Inc., or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      C. In the event the  Current  Price is greater  than 150% of the  Issuance
Price, then the number of shares of Common Stock to be issued upon the conversion of each share of Series C Preferred Stock shall be reduced by the number of shares of Common Stock derived from the following formula:

  ((1,000 x Current Price) / Issuance Price) - 1,000) / (Current Price x 2)

      D. Holders of Series C Preferred Stock may exercise their right to convert the Series C Preferred Stock by telecopying an executed and completed notice of conversion (the "Notice of Conversion") to the Company and delivering to Company the original Notice of Conversion and the certificate representing the Series C Preferred Stock being converted by reputable overnight courier. Each Business Day (between the hours of 7:00 a.m. and 5:00 p.m. Pacific Time) on which a Notice of Conversion is telecopied to and received by the Company shall be deemed a "Conversion Date". The Company will deliver, or instruct its transfer agent to deliver, the certificates representing shares of Common Stock issuable upon conversion of any share of Series C Preferred Stock (together with the certificates representing the share or shares of Series C Preferred Stock not so converted) to the holder thereof via reputable overnight courier, by electronic transfer or otherwise within five Business Days after the Conversion Date, provided the Company has received the original Notice of Conversion and Series C Preferred Stock certificate being so converted on or before the close of business of the third Business Day after the Conversion Date. In addition to any other remedies which may be available to the holders of shares of Series C Preferred Stock, in the event that the Company fails to deliver, such shares of Common Stock within such five Business Day period, the holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and such holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion. The Notice of Conversion and Series C Preferred Stock certificates representing the portion of the Series C Preferred Stock converted shall be delivered as follows:

            To the Company:

                  Sims Communications, Inc.
                  18001 Cowan, Suite C & D
                  Irvine, California 92614
                  Attention:  President
                  Telephone:  (800) 241-1227
                  Facsimile:  (949) 261-0323

            In the event that shares representing the Common Stock issuable upon conversion of the Series C Preferred Stock (the "Conversion Shares") are not delivered by the Company within five Business Days after the Conversion Date, in addition to all other available remedies which such holder may be entitled, the Company shall pay to the holders thereof, in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, on each date after such fifth Business Day (or fourth Business Day if not delivered to reputable overnight courier as set forth above) that conversion is not timely effected, an amount equal to 0.5% of the product of (a) the sum of the shares of Common Stock not issued to the holder on a timely basis, as set forth above, and to which such holder is entitled and in the event the Company has failed to deliver a Series C Preferred Stock certificate to the holder on a timely basis as set forth above, the number of shares of Common Stock issuable upon conversion of the shares of Series C Preferred Stock represented by such Series C Preferred Stock certificate, and (B) the Closing Bid Price of the Common Stock on the last possible Trading Day which the Company could have issued such Common Stock and Series C Preferred Stock certificate, as the case may be, to such holder without violating the delivery requirements set forth above. In the event the Company fails to pay the liquidated damages as set forth above within five Business Days of the date incurred, then such payment shall bear interest at the rate of two percent per month (pro rated for partial months) until such payments are made. Any and all payments required pursuant to this paragraph shall be payable only in cash.

      E. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise, then and in each such event, the holders of Series C Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such capital reorganization, reclassification or other change which such holders would have received had their shares of Series C Preferred Stock been converted immediately prior to such capital reorganization, reclassification or other change.

      F. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (any of which events is herein referred to as a "Reorganization"), then as a part of such Reorganization, provision shall be made so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of Series C Preferred Stock immediately prior to such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the holders of the Series C Preferred Stock after the Reorganization, to the end that the provisions of this Section (including adjustment of the number of shares issuable upon conversion of the Series C Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

      G. Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series C Preferred Stock, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Series C Preferred Stock a certificate executed by the president and chief financial officer (or in the absence of a person designated as the chief financial officer, by the treasurer) setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment are based. The Company shall, upon written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a certificate setting forth (A) the Conversion Price at the time in effect, and (B) the number or shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series C Preferred Stock.

      H. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any Series C Preferred Stock certificate(s), and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon the cancellation of the Series C Preferred Stock certificate(s), if mutilated, the Company shall execute and deliver new certificates for Series C Preferred Stock of like tenure and date. However, the Company shall not be obligated to reissue such lost or stolen certificates for shares of Series C Preferred Stock if the holder contemporaneously requests the Company to convert such shares of Series C Preferred Stock into Common Stock.

      I. The Company shall not issue any fraction of a share of Common Stock upon any conversion. The Company shall round such fraction of a share of Common Stock up to the nearest whole share.

      J. In the event some but not all of the shares of Series C Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series C Preferred Stock which were not converted.

      K. Each share of Series C Preferred Stock outstanding two years from the Issuance Date shall automatically be converted into Common Stock on such date at the Conversion Price and such date shall be deemed the Conversion Date with respect to such shares.

      L. The Company shall pay any and all original issue and/or transfer taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon conversion of the Series C Preferred Stock.

VI. No Reissuance of Series C Preferred Stock. No share or shares of Series C Preferred Stock acquired by the Company by reason of purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Company shall be authorized to issue. The Company may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series C Preferred Stock accordingly.

VII. Reservation of Shares. The Company shall, so long as any of the Series C Preferred Stock are outstanding reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series C Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series C Preferred Stock then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which the Series C Preferred Stock are at any time convertible and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to maintain such number of shares of Common Stock, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

VIII. Restrictions and Limitations.

      A. Except as expressly provided herein or as required by law, so long as any shares of Series C Preferred Stock remain outstanding, the Company shall not, without the approval by vote or written consent by the holders of at least two thirds of the then outstanding shares of Series C Preferred Stock, voting as a separate class take any action that would adversely affect the rights, preferences or privileges of the holders of Series C Preferred Stock.

      B. Without limiting the generality of the preceding paragraph, the Company shall not so long as any shares of Series C Preferred Stock remain outstanding amend its Articles of Incorporation without the approval by the holders of all of the then outstanding shares of Series C Preferred Stock if such amendment would:

            1. create any other class or series of capital stock entitled to seniority as to the payment of dividends in relation to the holders of Series C Preferred Stock;

            2. reduce the amount payable to the holders of Series C Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, or change the relative seniority of the liquidation preferences of the holders of Series C Preferred Stock to the rights upon liquidation of the holders of other capital stock of the Company,

            3. cancel or modify the conversion rights of the holders of Series C Preferred Stock provided for in Section V herein;

            4. cancel or modify the rights of the holders of the Series C Preferred Stock provided for in this Section.

IX. No Dilution or Impairment. The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designation set forth herein, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the holders of the Series C Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) shall not establish a par value of any shares of stock receivable on the conversion of the Series C Preferred Stock above the amount payable therefor on such conversion, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the conversion of all Series C Preferred Stock from time to time outstanding, and (c) shall not consolidate with or merge into any other person or entity, or permit any such person or entity to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person or entity shall expressly assume in writing and will be bound by all of the terms of the Series C Preferred Stock set forth herein.

X. Notices of Record Date. In the event of:

               1. any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

               2. any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger of the Company, or any transfer of all or substantially all of the assets of the Company to any other corporation, or any other entity or person, or

               3. any voluntary or involuntary dissolution, liquidation or winding up of the Company, then and in each such event the Company shall mail or cause to be mailed to each holder of Series C Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least ten Business Days prior to the date specified in such notice on which such action is to be taken.

XI. Forced Conversion.

      A. Subject to the other provisions of this Section, from and after the Effective Date, the Company shall have the right to force conversion by the holders of the Preferred Stock of up to a cumulative aggregate of 75% of the total number of shares of Preferred Stock issued by the Company by telecopying written notice of its election to force conversion (the "Forced Conversion Notice") containing the information set forth below to the holders under the following circumstances:

                  1. In the  event,  at any  time and  from  time to  time,  the
            Closing Bid Price of the Common Stock is equal to or greater than 175% of the Issuance Price for ten consecutive Trading Days, the Company may force conversion by the holder of up to a maximum of up to 50% of the total number of shares of Preferred Stock issued by the Company to the holders; provided that the Company may not initiate a forced conversion pursuant to the provisions of this Subsection more than once every 30 calendar days and no single forced conversion shall exceed 15% of the total number of shares of Preferred Stock issued by the Company.

                  2. In the  event,  at any  time and  from  time to  time,  the
            Closing Bid Price of the Common Stock is equal to or greater than 200% of the Issuance Price for ten consecutive Trading Days, the Company may force conversion by the holder of up to a maximum of up to 75% of the total number of shares of Preferred Stock issued by the Company to the holders; provided that the Company may not initiate a forced conversion pursuant to the provisions of this Subsection more than once  every 30  calendar  days and no single  forced conversion shall exceed 15% of the total number of shares of Preferred Stock issued by the Company.

                  3. In the event the Company causes a forced  conversion as set forth herein the Accrual Deduction shall not apply. A Forced Conversion Notice shall not be deemed to affect or otherwise reduce the holders conversion rights as set forth herein as to the shares of Preferred Stock not subject to a Forced Conversion Notice.

      B. The Company shall effect such forced conversions pro rata amongst the holders according to the number of shares of Preferred Stock held by each holder of Preferred Stock. The Forced Conversion Notice must be delivered by the Company prior to 12:00 p.m. Eastern Time on the first Trading Day immediately following the expiration of the ten Trading Day period referred to in Section
XI. A. I and 2 above. A Forced  Conversion  Notice shall be deemed  delivered on
(i) the Trading Day it is faxed by the Company if such notice is faxed (with confirmation that it was received by the holder) prior to 12:00 p.m. Eastern Time, or (ii) the immediately succeeding Trading Day if it is faxed (with confirmation that it was received by the holder) after 12:00 p.m. Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Forced Conversion Notice may be deemed delivered, on a day that is not a Trading Day. The Company must forward the original Forced Conversion Notice to the holder via reputable overnight courier for delivery on the Trading Day immediately following transmission of the Forced Conversion Notice via facsimile. In the event the original Forced Conversion Notice is not sent to the holder of the Preferred Stock as set forth above, the Forced Conversion Notice shall be deemed revoked and ineffective. Once the Company has exercised its right to force conversion of the Preferred Stock by giving a Forced Conversion Notice to the holder as set forth above it shall be deemed irrevocable. Each Trading Day on which the Forced Conversion Notice is telecopied to and received by the holder as set forth above shall be deemed a Conversion Date for the purposes of completing the forced conversion and calculating the number of shares of Common Stock to be issued upon the forced conversion, and shall also be referred to as the "Forced Conversion Date". The Company will deliver the certificates representing shares of Common Stock issuable pursuant to the Forced Conversion Notice (together with the certificates representing the remaining shares of Preferred Stock not being forced to convert, if any) to the holder via reputable overnight courier, by electronic transfer or otherwise within five Business Days after the Forced Conversion Date. In the event the Company does not deliver the shares of Common Stock upon the forced conversion within five Business Days after the Forced Conversion Date, the holder shall be entitled to liquidated damages determined as set forth in Section V. D. above. In the event the Company fails to comply with the terms of the forced conversion in any manner on more than two separate occasions, it shall have waived its right to serve a Forced Conversion Notice upon that particular holder at any time in the future.

      C. The Forced Conversion Notice shall set forth (i) a calculation referencing the conversion formula contained herein showing the number of shares of Common Stock being issued pursuant to the applicable forced conversion, and
(ii) a statement identifying which subsection among XI A. 1 and 2, that the Company is relying on to force conversion, and the Closing Bid Prices of the Common Stock during the ten consecutive Trading Days relied upon for the forced conversion.

      D. Upon the Company's full compliance with the forced conversion provisions set forth in above, the shares of Series C Preferred Stock that are the subject of a forced conversion shall be automatically canceled and converted into a right to receive shares of Common Stock, and all rights of the Series C Preferred Stock which are the subject of the forced conversion, including the right to conversion, shall cease without further action, provided the holder receives the correct number of shares of Common Stock due upon the forced conversion. Immediately following receipt of the Forced Conversion Notice, if the holder concurs with the Company's conversion calculations in the Forced Conversion Notice, the holder shall surrender their original shares of Series C Preferred Stock which are the subject of the Forced Conversion Notice at the office of the Company, and the Company shall send to the holder a new Series C Preferred Stock certificate for that number of shares of Series C Preferred Stock which remains outstanding, if any, within five Business Days after such surrender by the holder. If the holder does not concur with the Company's conversion calculations in the Forced Conversion Notice, the holder shall notify the Company in writing within three Business Days after the Forced Conversion Date of such fact. Notwithstanding the foregoing, the Company remains obligated to send those shares of Common Stock which are undisputed.

      E. The number of shares of Common Stock issuable upon the forced conversion of the Series C Preferred Stock shall be adjusted in the manner and under the circumstances as set forth herein.

      F. The Company may not serve a Forced Conversion Notice upon any holder if such notice would result in such holder holding, at such time, more than 4.99% of the number of shares of Common Stock then outstanding.

XII.  Redemption.

      A. For so long as the Company has not received a notice of conversion for such shares, the Company may, at its option, repay, in whole or in part, the Series C Preferred Stock shares at the Redemption Price (as defined below). The Series C Preferred Stock is redeemable as a series, in whole or in part, by the Company by providing written notice (the "Redemption Notice") to the holder of the Series C Preferred Stock via facsimile at his or her address as the same shall appear on the books of the Company (the Business Day between the hours of 9:00 a.m. and 5:00 Eastern Time the Redemption Notice is received by the holders of the Series C Preferred Stock via facsimile is defined to be the "Redemption Notice Date"). Within three Business Days after the Redemption Notice Date the Company shall arrange payment of the Redemption Price (as defined below) in immediately available funds to the holder for the shares of Series C Preferred Stock which are the subject of the Redemption Notice (such date of payment referred to as the "Redemption Date"). Partial redemptions shall be in an aggregate principal amount of at least $100,000. If fewer than all of the outstanding shares of Series C Preferred Stock are to be redeemed, the Company will select those to be redeemed pro-rata amongst the then holders of the Series C Preferred Stock.

      B. The "Redemption Price" shall be determined as follows:

                  1. If the Redemption Notice Date falls on or prior to the 60th calendar day after the Issuance Date, the Redemption Price per share of Series C Preferred Stock being redeemed shall be equal to 110% of the Stated Value, plus all accrued and unpaid dividends.
                  2. If the  Redemption  Notice  Date  falls  between  the  60th calendar day and the 90th calendar day after the Issuance Date, the Redemption Price per share of Series C Preferred Stock being redeemed shall be equal to 115% of the Stated Value, plus all accrued and unpaid dividends.

                  3. If the  Redemption  Notice  Date  falls  between  the  91st calendar day and the 120th calendar day after the Issuance Date, the Redemption Price per share of Series C Preferred Stock being redeemed shall be equal to 120% of the Stated Value, plus all accrued and unpaid dividends.

                  4. If the Redemption  Notice Date occurs at any time after the
            121st calendar day after the Issuance Date, the Redemption Price per share of Series C Preferred Stock being redeemed shall be equal to the greater of (a) 125% of the Stated Value, plus all accrued and unpaid dividends, or (b) the full "economic benefit" the holder would derive from converting the Series C Preferred Stock and selling the Common Stock on the Redemption Notice Date.

      C. The Notice of Redemption shall set forth (i) the Redemption Date and the place fixed for redemption, (ii) the Redemption Price, and (iii) a statement that dividends on the shares of Series C Preferred Stock to be redeemed will cease to accrue on such Redemption Date, and (iv) a statement of or reference to the conversion right set forth herein. If fewer than all the shares of the Series C Preferred Stock owned by such holder are then to be redeemed, the notice shall specify the number of shares thereof that are to be redeemed and, if practicable, the numbers of the certificates representing such shares. Within ten Trading Days of the Notice of Redemption Date, the Company shall wire transfer the appropriate amount of funds to the holders of the Series C Preferred Stock. If the Company fails to comply with the redemption provisions in any manner whatsoever, it shall waive its rights in the future to serve a Redemption Notice upon the holders of the Series C Preferred Stock at any time. For the first five Trading Days after the Notice Redemption Date the holder of the Series C Preferred Stock will retain his or her right to convert the Series C Preferred Stock. In the event the aforementioned occurs and the Company has not complied with all of the redemption provisions set forth herein the Company must comply with the delivery requirements upon conversion as set forth herein. The holders shall send the shares of Series C Preferred Stock being redeemed to the Company within three Business Days after they have received good funds for the Redemption Price of such shares.

      D. Subject to the occurrence of the wire transfer of the Redemption Price as described in above, each share of Series C Preferred Stock to be redeemed shall be automatically canceled and converted into a right to receive the Redemption Price, and all rights of the Series C Preferred Stock, including the right to conversion shall cease without further action.

      E. The Redemption Price shall be adjusted proportionally upon any adjustment of the Conversion Price as provided herein and in the event of any stock dividend, stock split, combination of shares or similar event.

XIII. 4.99% Limitation. The number of shares of Common Stock which may be acquired by any of holder upon conversion pursuant to the terms herein shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by holder, inclusive of all other shares of Common Stock or securities convertible into Common Stock, would result in any holder owning more than 4.99% of the then issued and outstanding Common Stock. The preceding shall not interfere with any holders right to convert Preferred Stock over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common Stock so long as such Investor does not own more than 4.99% of the then outstanding Common Stock at any given time. The foregoing limitation shall not apply to the Automatic Conversion provision contained herein.

RESOLVED, FURTHER, that the appropriate officers of the Company hereby are authorized to execute and acknowledge a certificate setting forth these resolutions and to cause such certificate to be filed and recorded, all in accordance with the requirements of Section 151 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, Sims Communications, Inc., has caused this Certificate to be signed by its President, and attested to by its Assistant Secretary, this 7th day of December, 1998.

                                          SIMS COMMUNICATIONS, INC.



By:______________________________
Attest:                                               President


---------------------------
Assistant Secretary

                                   EXHIBIT 10

           SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     between

                            Sims Communications, Inc.

                                       and


                          HSBC James Capel Canada, Inc.

                            Gilston Corporation, Ltd.

                               Augustine Fund, LP


                                December 7, 1998

           SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT



      THIS SERIES C CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT, dated as of December 7, 1998 (the "Agreement"), between the entities listed on Schedule A attached hereto (collectively referred to as the "Investors"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, and SIMS COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase up to (a) 2,000 shares of Preferred Stock (as defined below), and (b) Warrants to purchase that number of Warrant Shares determined on each of the Warrant Valuation Dates as set forth below; and

      WHEREAS, the Company shall issue to the Placement Agent (in addition to the fees set forth in Section 12.7 below), in return for services rendered, an aggregate of 60 shares of Preferred Stock, and a Warrant to purchase an aggregate of 50,000 Warrant Shares; and

      WHEREAS,  such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               Certain Definitions

      Section  1.1  "Additional  Shares"  shall have that  meaning  set forth in
Section 2.5 below.

      Section 1.2 "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

      Section 1.3 "Business Day" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

      Section 1.4 "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

      Section 1.5 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

      Section  1.6  "Certificate  of  Designation"   shall  mean  the  Company's
Certificate of Designation setting forth all of the rights, privileges and preferences of the Preferred Stock, as annexed hereto as Exhibit A.

      Section 1.7 "Closing" shall mean the closings of a purchase and sale of the Preferred Stock and Warrants pursuant to Article II below.

      Section 1.8 "Closing Date" shall mean the Subscription Date.

      Section 1.9 "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

      Section 1.10 "Damages" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.


      Section 1.11 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of (i) 200% of the number of Underlying Shares that would be required if the Preferred Stock (including such shares of the Placement Agent) were converted on the Trading Day immediately preceding the filing of the Registration Statement, plus (ii) 100% of the number of Warrant Shares (including such shares of the Placement Agent) issuable assuming all of the Warrants had been issued pursuant to the Purchase Agreement.

      Section 1.12 "Escrow Agent" shall mean the law firm of Goldstein, Goldstein & Reis, LLP, pursuant to the terms of the Escrow Agreement attached as Exhibit B.

      Section 1.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Section 1.14 "Forced Conversion Period" shall mean 10 consecutive Trading Days.

      Section 1.15 "Legend" shall have the meaning set forth in Article VIII below.

      Section 1.16 "Material Adverse Effect" shall mean any effect on the business, operations, properties, Bid Price, trading volume of the Common Stock, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Certificate of Designation or the Warrants in any material respect.

      Section 1.17 "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section 1.18 "Outstanding" when used with reference to shares of Common Stock, Preferred Stock, or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

      Section 1.19 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.20 "Preferred Stock" shall mean the Company's Series C Preferred Stock with the rights, privileges and preferences, as set forth in the Certificate of Designation.

      Section 1.21 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.22 "Purchase Price" shall mean $2,000,000.

      Section 1.23 "Registrable Securities" shall mean the Underlying Shares, the Additional Shares, the Warrant Shares, (i) in respect of which the Registration Statement (covering these securities) has not been declared effective by the SEC, (ii) which have not been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) which have not been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, or (iv) the sales of which, in the opinion of counsel to the Company, are subject to any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

      Section 1.24 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company, the Placement Agent, and the Investors on the Subscription Date annexed hereto as Exhibit C.

      Section 1.25 "Registration Statement" shall mean a registration statement on Form S-3 or Form SB-2, for the registration of the resale by the Investors and the Placement Agent of the Registrable Securities under the Securities Act.

      Section 1.26 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.27 "SEC" shall mean the Securities and Exchange Commission.

      Section 1.28 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.29 "Securities" shall mean the Underlying Shares, the Additional Shares, the Warrant Shares.

      Section 1.30 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.31 "SEC Documents" shall mean the Company's latest Form 10-K (and all amendments thereto) or 10-KSB (and all amendments thereto) as of the time in question, all Form 10-Qs or 10-QSBs and Form 8-Ks filed thereafter, the Company's Form SB-2 registration statement filed on or about August 1998, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 1.32 "Subscription Date" shall mean the date on which this Agreement and all Exhibits and attachments hereto, are executed and delivered by the parties hereto and all of the conditions relating to the issuance of the Preferred Stock shall have been fulfilled.

      Section 1.33 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

      Section 1.34 "Underlying Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to conversion of the Preferred Stock.
      Section 1.35 "Warrants" shall mean the Common Stock Purchase Warrant annexed hereto as Exhibit D.

      Section 1.36 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to the exercise of the Warrants.

      Section 1.37 "Warrant Valuation Date" shall mean the Business Day in which the Investors receive Warrants pursuant to Section 2.4 below.

                                   ARTICLE II

            Purchase and Sale of the Preferred Stock and Warrants

      Section 2.1 Closing. The Company will sell, and the Investors will buy, on the Closing Date, an aggregate of up to 2,000 shares of Preferred Stock based on U.S.$1,000 per share, and Warrants to purchase that number of Warrant Shares as set forth in Section 2.4 below for the Purchase Price provided each of the conditions set forth in Section 2.7 below have been satisfied or waived in writing.

      Section 2.2 Form of Payment. The Investors shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to Goldstein, Goldstein & Reis, LLP, Escrow Agent, against delivery of the original Securities. The parties have entered into an Escrow Agreement annexed hereto as Exhibit B.

      Section 2.3 Wire   Instructions.   Wire   instructions   for  Goldstein,
Goldstein & Reis, LLP are as follows:

            Chase Manhattan Bank, N.A.
            ABA No. 021000021
            For the Account of:
              United States Trust Company of New York
              Account No. 920-1-073195
            In favor of:
              Goldstein, Goldstein & Reis, LLP Attorney Escrow Account Account No. 59-01383

      Section 2.4 Warrants. The Company will issue to the Investors (pro rata) on the Warrant Valuation Dates (as set forth below) Warrant's exercisable beginning on the applicable Warrant Valuation Date and then exercisable any time over the five year period there following, to purchase Warrant Shares. On each Warrant Valuation Date (as defined below) the Investors shall receive (pro rata) Warrants to purchase that number of Warrant Shares equal to five percent of the product of the following formula: number of all of the unconverted shares of Preferred Stock which the Investors are the legal holder of starting on the 180th calendar day after the Closing Date (or the next Business Day immediately thereafter if such day is not a Business Day) and each successive 30th calendar day thereafter (or the next Business Day immediately thereafter if such day is not a Business Day) until the 360th calendar day after the Closing Date (or the next Business Day immediately thereafter if such day is not a Business Day), multiplied by the Stated Value (as defined in the Certificate of Designation) per share of Preferred Stock. Each of the 180th calendar day after the Closing Date, and each successive 30th calendar day period thereafter shall be referred to as a "Warrant Valuation Date". On the Subscription Date the Company shall issue to the Placement Agent a Warrant to purchase 50,000 Warrant Shares exercisable beginning on the Closing Date and then exercisable any time over the five year period there following. The Warrant's shall be delivered by the Company to the Escrow Agent, and delivered to the Investors and Placement Agent pursuant to the terms of this Agreement and the Escrow Agreement. All of the aforementioned Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. On each Warrant Valuation Date the Company shall issue to each Investor an Officer's certificate stating that the Company has full authority to issue the Warrants and that the Company is in full compliance with the terms of this Agreement (including all Exhibits annexed hereto).

      The Company also agrees to issue to the Investors upon the completion of any Redemption (as provided in the Certificate of Designation) Warrants to purchase that number of shares of Common Stock equal to twenty percent of the sum of the following formula in the case of a Redemption: number of shares of Preferred Stock which are subject to Redemption multiplied by the Stated Value (as defined in the Certificate of Designation) per share of Preferred Stock. The terms of the warrants issued by the Company in connection with Redemption shall be identical to the Warrants but for the date of the warrant, the "Termination Date" and the "Exercise Price" which shall be 120% of the Bid Price on the Trading Day immediately preceding the Redemption Notice Date (as defined in the Certificate of Secretary).

      Section 2.5 Additional Shares. In the event that (a) within five Trading Days after the date on which the Investors and/or the Placement Agent receive any of the Securities issued hereunder (provided such Securities have been included in a registration statement that has been declared effective), a "blackout period" occurs which is defined as any period in which the effectiveness of the Registration Statement is suspended for any reason whatsoever, and (b) the Bid Price on the Trading Day immediately preceding such "blackout period" (the "Old Bid Price") is greater than the Bid Price on the first Trading Day following such "blackout period" (the "New Bid Price"), the Company shall issue to the Investors and/or the Placement Agent the number of additional shares equal to the difference between (y) the product of the number of Securities held by the Investors and/or the Placement Agent during such "blackout period" that are or were not otherwise freely tradeable and the Old Bid Price, divided by the New Bid Price and (z) the number of Securities held by the Investors and/or the Placement Agent during such "blackout period" that were not otherwise freely tradeable during such Blackout Period.

      Section 2.6 Liquidated Damages. In addition to any other provisions for liquidated damages in this Agreement or any Exhibit annexed hereto, in the event that the Company does not deliver unlegended Common Stock in connection with the sale of such Common Stock by the Investor(s) and/or the Placement Agent as set forth in Article VIII below within five (5) Business Days of surrender by the Investor(s) of the Common Stock certificate in accordance with the terms and conditions set forth in Article VIII below (such date of receipt is referred to as the "Receipt Date"), the Company shall pay to the Investor(s), in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, one percent of the Purchase Price of the Common Stock undelivered for every day thereafter for the first ten days and two percent for every day thereafter that the unlegended shares of Common Stock are not delivered, which liquidated damages shall run from the sixth Business Day after the Receipt Date. The parties hereto acknowledge and agree that the sum payable pursuant to the Registration Rights Agreement and as set forth above, and the obligation to issue Registrable Securities under Section 2.5 above, shall constitute liquidated damages and not penalties. The parties further acknowledge that the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, and the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length. Notwithstanding the above, in the event that the Company does not deliver unlegended Common Stock in connection with the sale of such Common Stock by the Investor(s) and/or the Placement Agent as set forth in Article VIII below within five Business Days of the Receipt
Date), the Company shall also pay to the Investor(s), in immediately available funds, interest (at the then current prime rate), based upon the Bid Price of the Common Stock on the Receipt Date, undelivered for every day thereafter that the unlegended shares of Common Stock are not delivered. Any and all payments required pursuant to this paragraph shall be payable only in cash, and any payment hereunder shall not relieve the Company of its delivery obligations under this Section.

      Section 2.7 Preferred Stock. The right of the Company to receive the Purchase Price from the Investors, and the right of the Investors to receive the Preferred Stock and Warrants (as set forth in Section 2.4) is subject to the satisfaction (or written waiver) on the Closing Date, of each of the following conditions:

            (i) acceptance by the Company, and by all of the Investors, of this Agreement and all duly executed Exhibits thereto by an authorized officer of the Company;
            (ii) delivery  into escrow by the  Investors  of clear funds for the
                 Purchase Price (as more fully set forth in the Escrow Agreement attached hereto as Exhibit B);
            (iii)all  representations and warranties of the Investors and of the
                 Company contained herein shall remain true and correct in all material respects as of the Subscription Date;
            (iv) the Company shall have obtained all permits and  qualifications required by any state for the offer and sale of the Preferred Stock and the Warrants, or shall have the availability of exemptions therefrom;
            (v) the sale and issuance of the Preferred Stock, and the proposed issuance of the Underlying Shares, Warrants and Warrant Shares shall be legally permitted by all laws and regulations to which the Investors and the Company are subject; and all duly executed Exhibits hereto for the sale of the Securities;
            (vi) delivery of the original Preferred Stock as described herein;
            (vii)receipt  by the  Investors  of an  opinion  of  counsel  of the
                 Company as set forth in Exhibit E attached hereto and instructions to the Transfer Agent as set forth in Exhibit F annexed hereto;
            (viii) written proof that the  Certificate of  Designation  has been filed with the Secretary of State of the State of Delaware; and
            (ix) payment of all fees as set forth in Section  12.7 below and the
                 Escrow Agreement.

                                   ARTICLE III

               Representations and Warranties of the Investors

      Each of the Investors represents and warrants to the Company that:

      Section 3.1 Intent. Each of the Investors is entering into this Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investors do not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

      Section 3.2 Sophisticated Investors. Each of the Investors is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and each of the Investors has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Each of the Investors acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

      Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by each of the Investors and is a valid and binding agreement of the Investors enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section 3.4 Not an Affiliate. None of the Investors is an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities
Act) of the Company.

      Section 3.5 Organization and Standing. Each of the Investors is duly organized, validly existing, and in good standing under the laws of the countries and/or states of their incorporation or organization.

      Section 3.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investors, or, to the Investors knowledge, (a) violate any provision of any indenture, instrument or agreement to which any of the Investors are a party or are subject, or by which any of the Investors or any of their assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investors to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which any of the Investors is subject or to which any of their assets, operations or management may be subject.

      Section 3.7 Disclosure; Access to Information. Each of the Investors has received all documents, records, books and other information pertaining to each Investor's investment in the Company that have been requested by Investors, including the opportunity to ask questions and receive answers. The Company is subject to the periodic reporting requirements of the Exchange Act, and each of the Investors has reviewed or received copies of any such reports that have been requested by it. Each of the Investors represents that it has reviewed the Company's, Form 10-KSB for the year ended December 31, 1997, Form 10-QSB's, and Form 8-K's filed for the twelve months prior to the Subscription Date, and the Company's Form SB-2 registration statement filed on or about August 1998.

      Section 3.8 Manner of Sale. At no time were any of the Investors presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

      Section 3.9 Registration or Exemption Requirements. Each of the Investors further acknowledges and understands that the Securities may not be transferred, resold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available. Each of the Investors understands that the certificate(s) evidencing the Preferred Stock will be imprinted with a legend that prohibits the transfer of these Securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration.

      Section 3.10 No Legal, Tax or Investment Advice. Each of the Investors understands that nothing in this Agreement or any other materials presented to the Investors in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investors have relied on, and have consulted with, such legal, tax and investment advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with their purchase of the Securities.

      Section 3.11 No Manipulation. Each of the Investors agree that it will not enter into any position in the Common Stock that in any manner would manipulate the Bid Price of the Common Stock in violation of the Exchange Act of 1934, as amended.

                                   ARTICLE IV

                Representations and Warranties of the Company

      The Company represents and warrants to the Investors and the Placement Agent that:

      Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect.

      Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all Exhibits annexed hereto, and to issue the Preferred Stock, Warrants, Underlying Shares, Additional Shares, Preferred Stock, and the Warrant Shares,
(ii) the execution, issuance and delivery of this Agreement, and all Exhibits annexed hereto, by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors, and (iii) this Agreement, and all Exhibits annexed hereto, have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the securities will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investors; provided, however, that the securities are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the securities hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

      Section 4.3 Capitalization. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.001 par value per share, of which 9,430,356 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $0.001 par value per share, of which 125,250 are issued and outstanding. All of the outstanding shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in the SEC Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Preferred Stock and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

      Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and such Common Stock is currently listed or quoted on the Nasdaq Small Cap Stock Market.

      Section 4.5 SEC Documents. The Company has delivered or made available to the Investors true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve (12) months immediately preceding the
Subscription Date (including, without limitation, proxy information and solicitation materials). The Company has not provided to any of the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The SEC Documents comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      Section 4.6 Valid Issuances. When issued and payment has been made therefor (in the case of the Investors), the Common Stock, Preferred Stock, Underlying Shares, Warrants, Warrant Shares, and the Additional Shares, sold to the Investors will be duly and validly issued, fully paid, and nonassessable. Neither the issuance of, Preferred Stock, Underlying Shares, Warrants, or Warrant Shares, to the Placement Agent, nor the sale of the Additional Shares, the Underlying Shares, the Warrants, or the Warrant Shares to the Investors, pursuant to, nor the Company's performance of its obligations under this Agreement, and all Exhibits annexed hereto will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Common Stock, Preferred Stock, Warrant Shares, or Underlying Shares, issued to the Placement Agent, the Additional Shares, the Preferred Stock, the Underlying Shares, the Warrant Shares issued to the Investors, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company.

      Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Preferred Stock, the Additional Shares, the Underlying Shares, the Warrants, or the Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Preferred Stock, the Additional Shares, the Underlying Shares, the Warrants, or the Warrant Shares under the Securities Act.

      Section 4.8 Corporate Documents. The Company has furnished or made available to each of the Investors true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof (the "By-Laws").

      Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Common Stock, Preferred Stock, Underlying Shares, Warrants, and Warrant Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock, Preferred Stock, or Warrants, in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

      Section 4.10 No Material Adverse Change. Since June 30, 1998, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents, or as publicly announced.

      Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, that are not disclosed in the SEC Documents or otherwise publicly announced, other than those set forth in the Company's financial statements or as incurred in the ordinary course of the Company's businesses since June 30, 1998, and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

      Section 4.12 No Undisclosed Events or Circumstances. Since June 30, 1998, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

      Section 4.13 No Integrated Offering. To the Company's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement or pursuant to the Company's existing employee benefit plan, under circumstances that would require registration of the Common Stock under the Securities Act, or cause the offering of the Securities pursuant to this Agreement to be integrated with prior or future offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, except as set forth in the SEC Documents.

      Section 4.14 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

      Section 4.15 Accuracy of Reports and Information. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the Nasdaq Small Cap Stock Market. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the 1934 Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Securities (or for such shorter period that the Company has been required to file such material).

     Section 4.16 Acknowledgment of Dilution. The Company is aware and acknowledges that issuance of Common Stock, upon the conversion of the Preferred Stock and/or exercise of the Warrants, may result in may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Certificate of Designation and Warrant Shares in accordance with the Warrants is unconditional and absolute regardless of the effect of any such dilution.

      Section 4.17 Employee Relations. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

      Section 4.18 Environmental Laws. The Company is (i) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

      Section 4.19 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

      Section 4.20 Board Approval. The board of directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

      Section 4.21 Integration. The Company shall not and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Securities to the Investors. The Securities are being offered and sold pursuant to the terms hereunder, are not being offered and sold as part of a previously commenced private placement of securities.

      Section 4.22 Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

      Section 4.23 Use of Proceeds. The Company represents that the net proceeds from this offering will be used for working capital purposes.

      Section 4.24 Subsidiaries. Except as disclosed in the Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.


                                    ARTICLE V
                           Covenants of the Investors

      Section 5.1 4.99% Limitation. The number of shares of Common Stock which may be acquired by any of the Investors pursuant to the terms of this Agreement shall not exceed the number of such shares which, when aggregated with all other shares of Common Stock then owned by any of the Investors, beneficially or deemed beneficially owned by any of the Investors, inclusive of Warrant Shares, would result in any of the Investors owning more than 4.99% of the then issued and outstanding Common Stock.

      The preceding paragraph shall not interfere with any Investor's right to convert Preferred Stock over time which in the aggregate totals more than 4.99% of the then outstanding shares of Common Stock so long as such Investor does not own more than 4.99% of the then outstanding Common Stock at any given time. The foregoing limitation shall not apply to the Automatic Conversion provision contained in the Certificate of Designation.


                                   ARTICLE VI
                            Covenants of the Company

      Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect so long as any Registrable Securities remain outstanding and the Company shall comply in all material respects with the terms thereof.

      Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Additional Shares, Underlying Shares, and Warrant Shares; such amount of shares of Common Stock to be reserved shall be calculated based upon the Purchase Price therefor under the terms of this Agreement, the Certificate of Designation, and Warrants. The number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Preferred Stock and the Warrants.

            Section 6.3 Listing of Common Stock. The Company shall (a) not later than the fifth Business Day following the Closing Date prepare and file with the Nasdaq Small Cap Stock Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering at least the sum of (i) two times the number of Underlying Shares as would be issuable upon a conversion in full of (and as payment of dividends in respect of) the shares of Preferred Stock, assuming such conversion occurred on the Closing Date (whichever yields a lower Conversion Price), and (ii) the Warrant Shares issuable upon exercise in full of the Warrants, (b) take all steps necessary to cause the such shares to be approved for listing on the Nasdaq Small Cap Stock Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Investors evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market. In addition, if at any time the number of shares of Common Stock issuable on conversion of all then outstanding shares of Preferred Stock, on account of accrued and unpaid dividends thereon and upon exercise in full of the Warrants is greater than the number of shares of Common Stock theretofore listed with the Nasdaq Small Cap Stock Market (and any such other national securities exchange, market or trading facility), the Company shall promptly take such action (including the actions described in the preceding sentence) to file an additional shares listing application with the Nasdaq Small Cap Stock Market (and any such other national securities exchange, market or trading facility) covering at least a number of shares equal to the sum of (x) 200% of (A) the number of Underlying Shares as would then be issuable upon a conversion in full of the shares of Preferred Stock, and (B) the number of Underlying Shares as would be issuable as payment of dividends on the Shares and (y) the number of Warrant Shares as would be issuable upon exercise in full of the Warrants. Except for the notice attached hereto as Annex I (which the Company represents it has responded to and been notified by the Nasdaq Small Cap Stock Market that the Company is now in full compliance with the requirements for such continued listing), the Company (i) has not received any notice, oral or written, affecting its continued listing on the Nasdaq Small Cap Stock Market, and (ii) is in full compliance with the requirements for continued listing on the Nasdaq Small Cap Stock Market. The Company will take no action which would impact its continued listing or eligibility of the Company for such listing (except as set forth in Section 6.11 below). The Company will comply with the listing and trading requirements of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. In the event the Company receives notification from Nasdaq or any other controlling entity stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will take all action necessary to bring the Company within compliance with all applicable listing standards of the Principal Market. Notwithstanding the foregoing, the Company shall only be required to include that number of shares of Common Stock in the aforementioned listing application as is allowable under the rules and regulations of the Principal Market.

      Section 6.4 Exchange Act Registration. The Company will maintain the registration of its Common Stock under Section 12 of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

      Section 6.5 Legends. The Securities to be sold by the Company pursuant to this Agreement shall be free of legends, except as set forth in Article VIII.

      Section 6.6 Corporate  Existence.   The  Company  will  take  all  steps
necessary to preserve and continue the corporate existence of the Company.

      Section 6.7 Notice of Certain Events Affecting Registration. The Company will immediately notify each of the Investors and the Placement Agent upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company will promptly make available to the Investors any such supplement or amendment to the related prospectus.

      Section 6.8 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investors and the Placement Agent such shares of stock and/or securities as the Investors and the Placement Agent are entitled to receive pursuant to this Agreement.

      Section 6.9 Issuance of Underlying Shares and Warrant Shares. The issuance of the Underlying Shares and the Warrant Shares pursuant to exercise of the Warrants, and the conversion of the Preferred Stock, shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law.

      Section 6.10 Legal Opinion. The Company's independent counsel shall deliver to the Investors upon execution of this Agreement, and upon the issuance of the Warrants as set forth in Section 2.4 above, an opinion in the form of Exhibit E annexed hereto (as conformed for the issuance of the Warrants, as applicable). The Company will obtain for the Investors and the Placement Agent, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to convert the Preferred Stock and/or exercise the Warrants, including, but not limited to, obtaining for the Investors and the Placement Agent an opinion of counsel, subject only to receipt of a notice of conversion (the "Notice of Conversion") in the form of Exhibit G, and/or subject only to a receipt of a notice of exercise in the form annexed to the Warrant, directing the Transfer Agent to remove the legend from the certificate.

      Section 6.11 20% Rule Limitation. If required by The Nasdaq Stock Market or otherwise on the market or exchange on which the Company's Common Stock is then listed, the Company shall call a meeting of its shareholders, to be held no later than 60 calendar days after the Subscription Date, seeking shareholder approval of the below market issuances of shares of Common Stock (and securities convertible into and exercisable for Common Stock) to the Investors and the Placement Agent of 20% or more of the number of shares of Common Stock outstanding as of Subscription Date. In the event that the aforementioned proposal is not so approved with such 60 calendar day period, the Company shall seek a waiver from The Nasdaq Stock Market (or such other Principal Market) for such below market issuances. In the event the Company does not receive such waiver within the earlier of ten calendar days after the aforementioned shareholders meeting, or 70 calendar days after the Subscription Date, the Company shall either delist the Common Stock from The Nasdaq Stock Market and immediately (within two Trading Days thereafter) list the Common Stock on the OTC Bulletin Board, or the Company agrees that it will pay to the Investors the Redemption Price (as defined and pursuant to the redemption provisions contained in the Certificate of Designation, with payment due as if such date was a Redemption Date) for that number of shares of Preferred Stock which would result in the Company issuing, in the aggregate, of 20%or more of the outstanding Common Stock as of the Subscription Date.

      Section 6.12 Restrictions on Future Financings. Except for offerings by the Company of which all of the proceeds are used to redeem the Preferred Stock pursuant to the terms of the Certificate of Designation, the Company agrees that it will not, without the prior written consent of all of the Investors, which consent shall not be unreasonably withheld, enter into any subsequent or further offer or sale of Common Stock, or any securities or other instruments convertible into shares of Common Stock, until the Registration Statement has been effective for 60 calendar days. This restriction shall not apply to: (a) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, or other disposition, (b) the exchange of Capital Shares for assets, stock, or joint venture interest, (c) an offering of any of the Company's securities at then current market prices with no repricing, no reset provisions, no attached warrants, or no securities convertible into shares of Common Stock, or (d) any employee benefit plan; provided, however, that any action contemplated under this Section is subject to the condition that registration rights, if any, in connection with such action shall not require the filing by the Company of a registration statement of such shares prior to 60 calendar days after the Effective Date.

      Section 6.13 Conversion of Preferred Stock. The Company will permit the Investors and the Placement Agent to exercise their right to convert the Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company as is set forth in the Certificate of Designation.

      Section 6.14 Restriction on Future Issuances of Preferred Stock. The Company agrees that except as provided for in this Agreement, it will not issue any additional share or shares of the Preferred Stock.

      Section 6.15 Increase in Authorized Shares. At such time as the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) converting in full all of the shares of Preferred Stock that remain unconverted at such date (and paying any accrued but unpaid dividends in respect thereof in shares of Common Stock), or (b) honoring the exercise in full of the Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 60 calendar days from such date) hold a shareholders meeting in which the shareholders would vote for authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Preferred Stock and the Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, (iii) 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the then outstanding shares of Preferred Stock and as payment of all future dividends thereon in shares of Common Stock in accordance with the terms of this Agreement and the Certificate of Designation, and (iv) such number of Warrant Shares as would then be issuable upon the exercise in full of the Warrants. In connection therewith, the Board of Directors shall (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions and (z) within five Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

      Section 6.16 Notice of Breaches. Each of the Company on the one hand, and the Investors on the other, shall give prompt written notice to the other of any breach by it of any representation, covenant, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation, covenant, or warranty or other agreement of such party, as the case may be, contained in this Agreement or any Exhibit annexed hereto, to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto. Notwithstanding the generality of the foregoing, the Company shall promptly notify each Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement or any Exhibit annexed hereto, violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Investor a copy of any written statement in support of or relating to such claim or notice.

      Section 6.17 Transfer of Intellectual Property Rights. Except in the ordinary course of the Company's business consistent with past practice or in connection with the sale of all or substantially all of the assets of the Company, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire).

                                   ARTICLE VII

        Due Diligence Review; Non-Disclosure of Non-Public Information

      Section 7.1 Due Diligence Review. The Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by any of the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      Section 7.2 Non-Disclosure of Non-Public Information

            (a) The Company shall not disclose non-public information to the Investors, advisors to, or representatives of, the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides each Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require each of the Investors advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

            (b) Nothing herein shall require the Company to disclose non-public information to any of the Investors or their advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     Legends

            Section 8.1 Legends. The Investors agree to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investors and their counsel, the parties agreeing that any unacceptable legended Securities shall be replaced promptly by and at the Company's cost) on the Securities:

      [FOR SHARES PREFERRED STOCK AND WARRANTS] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      [ONLY FOR UNDERLYING SHARES AND WARRANT SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF CONVERSION, ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM

   REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      The Underlying Shares and/or Warrant Shares shall not contain the legend set forth above or any other restrictive legend if the conversion of the Preferred Stock, exercise of Warrants or other issuances of Underlying Shares and/or Warrant Shares, as the case may be, occurs at any time while a Registration Statement is effective under the Securities Act and in connection with the resale of the shares of Common Stock or, in the event there is not an effective Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Investors, upon request, with a certificate or certificates representing Underlying Shares and/or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

      Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit F hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investors or the Placement Agent to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and except as provided below, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the
Investors:

            (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing the Warrants, Preferred Stock, Underlying Shares or Warrant Shares that bear the aforementioned Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the aforementioned legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor(s) and/or the Placement Agent confirm to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor(s) and/or Placement Agent confirm to the transfer agent that the Investor(s) and/or Placement Agent have complied with the prospectus delivery requirement.

            (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities, that bear the aforementioned legend, to the extent accompanied by a notice requesting the issuance of new certificates free of such legend to replace those surrendered and containing representations that
(i) the Investor(s) and/or the Placement Agent is permitted to dispose of such Registrable Securities, without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor(s) and/or Placement Agent has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities, in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. The Company shall have counsel provide any and all opinions necessary for the sale under Rule 144.

      Any of the notices referred to above in this Section may be sent by facsimile to the Company's transfer agent.

      Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

      Section 8.3 Investor's Compliance. Nothing in this Article shall affect in any way any of the Investors obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                                  Choice of Law

      Section 9.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                    ARTICLE X

             Assignment; Entire Agreement, Amendment; Termination

      Section 10.1 Assignment. Subject to Section 3.9the Investor's interest in this Agreement and its ownership of Preferred Stock and Warrants may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investors) who agrees to, and truthfully can, make the representations and warranties contained in Article III, and who agrees to be bound by the covenants of Article V. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Preferred Stock and/or Warrants purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person.

      Section 10.2 Termination. This Agreement shall terminate upon the earliest of (i) the date that all the Registrable Securities have been sold by the Investors pursuant to the Registration Statement; (ii) the date the Investors receive an opinion from counsel to the Company that all of the Registrable Securities may be sold under the provisions of Rule 144, without volume limitation; or (iii) three years after the Closing Date; provided, however, that the provisions of Articles III, IV, V, VI, VII, VIII, IX, X, XI, and XII herein, and the registration rights provisions for the Registrable Securities held by the Investors and the Placement Agent set forth in this Agreement, and the Registration Rights Agreement, shall survive the termination of this Agreement.

                                   ARTICLE XI

                                     Notices

      Section 11.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

      If to the Company:

                        Sims Communications, Inc.
                        18001 Cowan, Suite C & D
                        Irvine, CA 92614
                        Attention: President
                        Facsimile: (949) 261-0323
                        Telephone: (800) 241-1227

      With a copy to:

                        Hart & Trinen, L.L.P.
                        1624 Washington Street
                        Denver, Colorado 80203
                        Attention: William Hart
                        Facsimile: (303) 839-0061
                        Telephone: (303) 839-5414

      If to the Investors, at the addresses listed on Schedule A.

      If to the Placement Agent, at the address listed on the first page of this Agreement.

      with a copy to:

                        Goldstein, Goldstein & Reis, LLP
                        65 Broadway, 10th Floor
                        New York, NY  10006
                        Attention: Scott H. Goldstein, Esq.
                        Telephone: (212) 809-4220
                        Facsimile: (212) 809-4228


      Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

      Section 11.2 Indemnification. The Company agrees to indemnify and hold harmless each of the Investors and each officer, director of the Investors or person, if any, who controls the Investors within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

      Each Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Agreement. This indemnity agreement will be in addition to any liability which the Investors or any subsequent assignee may otherwise have.

      Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is one of the Investors, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investors and the indemnifying party and the Investors shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Investors (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investors, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor(s), which firm shall be designated in writing by the Investor(s)). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

      Section 11.3 Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 11.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 11.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 11.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE XII

                                  Miscellaneous

      Section 12.1 Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and all of the Investors, and the Placement Agent, on the other hand.

      Section 12.2 Entire Agreement. This Agreement, the Exhibits or Attachments hereto, which include, but are not limited to the Certificate of Designation, the Warrant, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

      Section 12.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

      Section 12.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      Section 12.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement and all Exhibits shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

      Section 12.6 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Preferred Stock, Warrants, Underlying Shares or Warrant Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

      Section 12.7 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay on the Subscription Date (i) the sum of one percent of the Purchase Price, in cash, out of escrow, to Goldstein, Goldstein & Reis, LLP for legal, administrative, and escrow fees, and (ii) to the Placement Agent (A) the sum equal to three percent of the Purchase Price payable in cash out of escrow, (B) 60 shares of Preferred Stock, and (C) Warrants to purchase 50,000 Warrant Shares, for Placement Agent fees.

      Section 12.8 Noncircumvention. The Company and the Investors agree that they shall not circumvent this Agreement and the Company's obligation to pay fees to the Placement Agent, and the Company, the Investors and the Placement Agent agree that they will not circumvent the provisions of this Agreement or the Escrow Agreement and the Company's obligation for the payment of fees to the Escrow Agent.

      Section 12.9 Publicity. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investors without the prior written consent of the Investors, except to the extent required by law, in which case the Company shall provide the Investors with prior written notice of such public disclosure.

                 [Remainder of page intentionally left blank]

                            [Signature page follows]

      IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Series  C
Convertible   Preferred   Stock  Purchase   Agreement  to  be  executed  by  the
undersigned, thereunto duly authorized, as of the date first set forth above.



                                    SIMS COMMUNICATIONS, INC.


                                    By ____________________________
                                          Mark Bennett, President

                                    SETTONDOWN CAPITAL INTER-
                                    NATIONAL LTD., Placement Agent


                                    By_____________________________


                                    AUGUSTINE FUND, LP, Investor


                                    By_____________________________


                                    HSBC JAMES CAPEL CANADA, INC., Investor


                                    By_____________________________

                                    GILSTON CORPORATION, LTD., Investor


                                    By_____________________________

                                   SCHEDULE A



INVESTORS:


1.    AUGUSTINE FUND, LP
      141 West Jackson Boulevard, Suite 2182
      Chicago, Illinois 60604
      Telephone: (312) 427-5457
      Facismile: (312) 427-5396
      Initial Investment Amount: $250,000
      No. of Shares of Preferred Stock: 250

2.    HSBC James Capel Canada, Inc.*
      105 Adelaide Street, Suite 1200
      Toronto, ON MSH 1P9
      Telephone: (416) 947-2700
      Facsimile: (416) 947-9450
      Initial Investment Amount: $250,000
      No. of Shares of Preferred Stock: 250
      * HSBC James Capel Canada, Inc. is not a party to the Escrow Agreement annexed hereto.

3.    Gilston Corporation, Ltd.
      Charlotte House, Charlotte Street
      P.O. Box N 9204
      Nassau, Bahamas
      Telephone: (242) 325-1033
      Facsimile: (242) 323-7918
      Initial Investment Amount: $250,000
      No. of Shares of Preferred Stock: 250

                                                                     EXHIBIT B

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT is made as of the 7th day of December, 1998 by and among SIMS COMMUNICATIONS, INC., with its principal office at 18001 Cowan, Suite C & D, Irvine, CA 92614 (hereinafter the "Company"), the "Investors" specified on Schedule A attached hereto (excluding HSBC James Capel Canada, Inc.), with their respective principal offices at the addresses set forth in Schedule A, SETTONDOWN CAPITAL INTERNATIONAL LTD., (the "Placement Agent") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, and GOLDSTEIN, GOLDSTEIN & REIS, LLP, 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                             W I T N E S S E T H:

            WHEREAS, the Investors will be purchasing Preferred Stock and Warrants, from time to time from the Company at a purchase price as set forth in the Series C Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of December 7, 1998, which will be issued as per the terms contained herein and in the Agreement executed by the Company and Investors; and

            WHEREAS,   the  Company  will  be  issuing  Preferred  Stock,  and
Warrants to the Placement Agent pursuant to the Agreement; and

            WHEREAS, it is intended that the purchase of the Preferred Stock and Warrants be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

            WHEREAS, the Company has requested that the Escrow Agent hold the Purchase Price, in escrow until the Escrow Agent has received the original Preferred Stock. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's discretion immediately available funds to the Company's account and arrange for delivery of the Preferred Stock to the Investors, and Preferred Stock and Warrants to the Placement Agent as per the terms and conditions in the Agreement.

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT is made as of the 7th day of December, 1998 by and among SIMS COMMUNICATIONS, INC., with its principal office at 18001 Cowan, Suite C & D, Irvine, CA 92614 (hereinafter the "Company"), the "Investors" specified on Schedule A attached hereto(excluding HSBC James Capel Canada, Inc.), with their respective principal offices at the addresses set forth in Schedule A, SETTONDOWN CAPITAL INTERNATIONAL LTD., (the "Placement Agent") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, and GOLDSTEIN, GOLDSTEIN & REIS, LLP, 65 Broadway, 10th Fl., New York, NY 10006 (hereinafter the "Escrow Agent").

                             W I T N E S S E T H:

            WHEREAS, the Investors will be purchasing Preferred Stock and Warrants, from time to time from the Company at a purchase price as set forth in the Series C Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of December 7, 1998, which will be issued as per the terms contained herein and in the Agreement executed by the Company and Investors; and

            WHEREAS,   the  Company  will  be  issuing  Preferred  Stock,  and
Warrants to the Placement Agent pursuant to the Agreement; and

            WHEREAS, it is intended that the purchase of the Preferred Stock and Warrants be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

            WHEREAS, the Company has requested that the Escrow Agent hold the Purchase Price, in escrow until the Escrow Agent has received the original Preferred Stock. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's discretion immediately available funds to the Company's account and arrange for delivery of the Preferred Stock to the Investors, and Preferred Stock and Warrants to the Placement Agent as per the terms and conditions in the Agreement.

            NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                     TERMS OF THE ESCROW FOR THE SECURITIES

            1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Preferred Stock.

            1.2 Upon Escrow Agent's receipt of the Purchase Price into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

            1.3 The Company, upon receipt of said notice and acceptance of the Agreement by all parties, as evidenced by the Company's and the Investors and Placement Agent's execution thereof, shall deliver to the Escrow Agent the Preferred Stock issued to the Investors, and the Preferred Stock and Warrants issued to the Placement Agent. The Escrow Agent shall then communicate with the Company to confirm the validity of such issuances.

            1.4 Once Escrow Agent confirms the validity of the issuance of the Preferred Stock as set forth in Section 1.3 above, the Escrow Agent shall immediately wire that amount of funds necessary to purchase such shares of Preferred Stock per the written instructions of the Company. The Company will furnish the Escrow Agent with a "Net Letter" directing payment of Placement Agent fees, and administrative, legal and escrow fees as per the terms of the Purchase Agreement, such fees are to be remitted to in accordance with wire instructions that will be sent to Escrow Agent from the Company, with the net balance payable to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Preferred Stock and Warrants delivered as per instructions from the Investors and the Placement Agent.


                                    ARTICLE 2

                                  MISCELLANEOUS

            2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

            2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:


            (a)   Sims Communications, Inc.
                  18001 Cowan, Suite C & D
                  Irvine, CA 92614
                  Attention: President
                  Facsimile: (949) 261-0323
                  Telephone: (800) 241-1227

                  With a copy to:

                  Hart & Trinen, L.L.P.
                  1624 Washington Street
                  Denver, Colorado 80203
                  Attention: William Hart
                  Facsimile: (303) 839-0061
                  Telephone: (303) 839-5414

            (b) If to the Investors, at the addresses set forth on Schedule A hereto.

            (c)   Settondown Capital International Ltd.
                  Charlotte House, Charlotte Street
                  P.O. Box N. 9204
                  Nassau, Bahamas
                  Attention: Anthony L. M. Inder Riden
                  Telephone: (242) 325-1033
                  Facsimile: (242) 323-7918

            (d)   Goldstein, Goldstein & Reis, LLP
                  65 Broadway, 10th Fl.
                  New York, NY  10006
                  Attn:  Scott H. Goldstein, Esq.
                  Telephone: (212) 809-4220
                  Facsimile: (212) 809-4228

      or to such other person at such other place as shall designated in writing;

            2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

            2.4 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

            2.5 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

            2.6 The Company acknowledges and confirms that it is not being represented in a legal capacity by Goldstein, Goldstein & Reis, LLP and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

            2.7 This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

            2.8 This Agreement may be altered or amended only with the consent of all of the parties hereto. Should the Company, any of the Investors or the Placement Agent attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Investors in writing. The Company, the Investors and the Placement agent may remove the Escrow Agent as Escrow Agent in writing signed by each of the foregoing, which writing must be delivered to the Escrow Agent via reputable overnight courier and shall be effective upon receipt by the Escrow Agent. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, its only duty, until receipt of notice from the Company and the Investors or their agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the funds. Upon receipt by the Escrow Agent of said notice from the Company and the Investors of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the funds, the Escrow Agent shall promptly thereafter transfer all of the funds held in escrow and all Securities and/or documents to said successor escrow agent. Immediately after said transfer, the Escrow Agent shall furnish the Company and the Investors with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Investors after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Investors to transfer the funds to a successor escrow agent or to return same to the respective parties.

            2.9 The Escrow Agent shall be reimbursed by the Company and the Investors for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

            2.10 The Escrow Agent shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

            2.11 The Company and the Investors warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this Agreement:

                  (i) there is no security interest in the Securities or any part thereof;

                  (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                  (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

            2.12 The Escrow Agent in its capacity as such has no liability hereunder to either party other than to hold the funds and the Securities and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent in its capacity as such from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.






                   [Remainder of page intentionally blank]

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have cause this Escrow Agreement to be executed as of the date first written on the first page of this Agreement.

SIMS COMMUNICATIONS, INC.


By ____________________________
      Mark Bennett, President


                                      SETTONDOWN CAPITAL INTER-
                                      NATIONAL LTD., Placement Agent


                                    By_____________________________

                                    GOLDSTEIN, GOLDSTEIN & REIS, LLP,
                                    Escrow Agent


                                    By______________________________
                                         Scott H. Goldstein


                                    AUGUSTINE FUND, LP, Investor


                                    By_____________________________


                                    GILSTON CORPORATION, LTD., Investor


                                    By_____________________________

                                                                       EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT, dated the 7th day of December, 1998, between the entities listed on Schedule A attached hereto (referred to as a the "Investors"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent", and together with the Investors is also hereinafter referred to as the "Holder" or "Holders") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, and SIMS COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Delaware, and having its principle place of business at 18001 Cowan, Suite C & D, Irvine, CA 92614 (the "Company").

            WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are purchasing from the Company, pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated the date hereof (the "Purchase Agreement"), shares of Preferred Stock and Warrants (hereinafter collectively referred to as the "Securities" of the Company); All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

            WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company shall issue Securities to the Placement Agent, in return for services rendered, from time to time as provided in the Purchase Agreement; and

            WHEREAS,   the   Company   desires  to  grant  to  the  Holders  the
registration rights set forth herein with respect to the securities set forth in the Purchase Agreement.

            NOW, THEREFORE, the parties hereto mutually agree as follows:

            Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Underlying Shares, the Additional Shares, and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

                          REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT, dated the 7th day of December, 1998, between the entities listed on Schedule A attached hereto (referred to as a the "Investors"), SETTONDOWN CAPITAL INTERNATIONAL LTD. (the "Placement Agent", and together with the Investors is also hereinafter referred to as the "Holder" or "Holders") located at Charlotte House, Charlotte Street, P.O. Box N. 9204, Nassau, Bahamas, a corporation organized under the laws of Bahamas, and SIMS COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Delaware, and having its principle place of business at 18001 Cowan, Suite C & D, Irvine, CA 92614 (the "Company").

            WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are purchasing from the Company, pursuant to the Series C Convertible Preferred Stock Purchase Agreement dated the date hereof (the "Purchase Agreement"), shares of Preferred Stock and Warrants (hereinafter collectively referred to as the "Securities" of the Company); All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

            WHEREAS, simultaneously with the execution and delivery of this Agreement, the Company shall issue Securities to the Placement Agent, in return for services rendered, from time to time as provided in the Purchase Agreement; and

            WHEREAS,   the   Company   desires  to  grant  to  the  Holders  the
registration rights set forth herein with respect to the securities set forth in the Purchase Agreement.

            NOW, THEREFORE, the parties hereto mutually agree as follows:

            Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Underlying Shares, the Additional Shares, and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

            Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holders understand that no disposition or transfer of the Registrable Securities or the Securities may be made by the Holders in the absence of (i) an opinion of counsel to the Holders that such transfer may be made without registration under the 1933 Act or (ii) such registration.

            Section 3.  Registration Rights.

                  (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), within 60 calendar days after the Closing Date, a registration statement (on Form SB-2, or other appropriate registration statement) under the 1933 Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act. The Company shall use its best efforts to cause the Registration Statement to become effective within 90 calendar days from the Closing Date. The number of shares of Common Stock designated in the Registration Statement to be registered shall be (i) 200% of the number of Underlying Shares that would be required if the Preferred Stock (including such shares of the Placement Agent) were converted on the Trading Day immediately preceding the filing of the Registration Statement, plus
(ii) 100% of the number of Warrant Shares (including such shares of the Placement Agent) issuable assuming all of the Warrants had been issued pursuant to the Purchase Agreement.

                  (b) The Company will maintain the Registration Statement, or post-effective amendment filed under this Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the applicable Registration Statement,
(ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 or (iii) five years after the Subscription Date for the Registration Statement.

                  (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers. The Company at its expense will supply the Holders with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

                  (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

                  (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the SEC on or before the 60th calendar day after the Closing Date and/or the Registration Statement is not declared effective by the SEC within 120 calendar days from the Closing Date, then the Company will pay the Holders (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, two percent of the purchase price of the then outstanding Securities for every 30 calendar day period until the Registration Statement has been filed and/or declared effective. Such payment of the liquidated damages shall be made to the Holders in cash, immediately upon demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Underlying Shares and Warrant Shares pursuant to this Section. If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holders reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

                  (f) No provision contained herein shall preclude the Company from selling securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this Section 3.

                  (g) The Company agrees that it shall declare the Registration Statement effective within three Business Days after being informed by the SEC that it may do so. The Company also agrees that it shall respond to any questions and/or comments from the SEC which relate to the Registration Statement within ten Business Days of receipt of such question or comment.

            Section 4. Cooperation with Company. Each of the Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

            Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  (a) prepare and file with the SEC such amendments and supplements to the registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

                  (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                  (c) register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  (d) list such securities on the NASDAQ Small Cap Stock Market or other national securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange or NASDAQ;

                  (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                  (f) notify each Holder of Registrable Securities covered by the Registration Statement any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            Section 6. Information by Holder. Each Holder of Registrable Securities included in any registration statement shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

            Section 7. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

            Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Investor (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

                  (a)   all  such   Holder's   securities   subject   to  this
Agreement have been registered;

                  (b) all of such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

                  (c) all of such Holder's securities subject to this Agreement can be sold pursuant to Rule 144(k) without volume limitation; or

                  (d)            five   years   from  the   issuance   of  the
                     Registrable Securities.

            Section 9.  Indemnification.

                  (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holders and each person, if any, who controls the Holders within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

            Section 10. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

            (a)   If to the Company:

                              Sims Communications, Inc.
                              18001 Cowan, Suite C & D
                              Irvine, CA 92614
                              Attention: President
                              Facsimile: (949) 261-0323
                              Telephone: (800) 241-1227

                  With a copy to:

                             Hart & Trinen, L.L.P.
                             1624 Washington Street
                             Denver, Colorado 80203
                             Attention: William Hart
                             Facsimile: (303) 839-0061
                             Telephone: (303) 839-5414

            (b) If to the Placement Agent:

                              Settondown Capital International Ltd.
                              Charlotte House, Charlotte Street
                              P.O. Box N. 9204
                              Nassau, Bahamas
                              Attention: Anthony L. M. Inder Riden
                              Telephone: (242) 325-1033
                              Facsimile: (242) 323-7918

            (c) If to the Investors, to their address set forth on Schedule A annexed to the Purchase Agreement.

      Notices shall be deemed given at the time they are delivered personally or five calendar days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two calendar days after such facsimile is sent.

            Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            Section 14. Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

            Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.


Attest:                            SIMS COMMUNICATIONS, INC.


By:_________________________       By:____________________________
    Name:                              Name: Mark Bennett
    Title:                             Title: President


                                     SETTONDOWN CAPITAL INTER-
                                      NATIONAL LTD., Placement Agent


                                    By_____________________________

                                    AUGUSTINE FUND, LP, Investor


                                    By_____________________________


                                    HSBC JAMES CAPEL CANADA, INC., Investor


                                    By_____________________________

                                    GILSTON CORPORATION, LTD., Investor


                                    By_____________________________

                                                                       EXHIBIT D


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT

No. __

                 To Purchase ______ Shares of Common Stock of

                            SIMS COMMUNICATIONS, INC.


      THIS CERTIFIES that, for value received, ___________________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to ____________ (the "Termination Date") but not thereafter, to subscribe for and purchase from SIMS COMMUNICATIONS, INC., a Delaware corporation (the "Company"), ( ) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be _____ (which shall be equal to 120% of the closing bid price of the Common Stock on the Principal Market, on the Trading Day immediately preceding the Subscription Date, as defined in the Series C Convertible Preferred Stock Purchase Agreement). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Series C Convertible Preferred Stock Purchase Agreement dated December 7, 1998 (the "Agreement") entered into between the Company, the Investor and other entities not a party to this Warrant. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

            1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

            2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

            3. Exercise of Warrant. The Holder may not exercise its purchase rights granted hereunder until one of the following two events has occurred: (i) the Company has obtained shareholder approval for the below market issuance of more than 20% of the outstanding shares of Common Stock as set forth in the Agreement, or (ii) the Common Stock is no longer traded on a Principal Market. In the event the Common Stock is traded on a Principal Market that does not mandate such shareholder approval, then the aforementioned exercise restrictions shall not apply. In the event the Company fails to obtain shareholder approval as set forth in (i) above, the Company agrees to immediately list the Common Stock on the OTC Bulletin Board (pursuant to the terms of the Agreement) and in such case the aforementioned restrictions shall not apply. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, assuming one of the aforementioned events has occurred, by the surrender of this Warrant and the Subscription Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five Business Days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer (of same day funds) to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

            4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

            5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

            6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

            7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

            8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

            9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

            10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

            11. Effect of Certain  Events.  If at any time the Company  proposes
(i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, and in case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

            12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

            In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            13. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

            14. Notice of  Adjustment.  Whenever the number of Warrant shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

            15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the NASDAQ Small Cap Stock Market or any domestic securities exchange upon which the Common Stock may be listed.

            16.   Miscellaneous.

                  (a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. The parties consent to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                  (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:


            "THE  SECURITIES   EVIDENCED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN
      REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION".

                  (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.

            IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:

                                    SIMS COMMUNICATIONS, INC.


                                    By ______________________________
                                      Name:
                                     Title:

                               NOTICE OF EXERCISE



To:   SIMS COMMUNICATIONS, INC.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of SIMS COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                  -------------------------------
                  (Name)

                  -------------------------------
                  (Address)
                  -------------------------------


Dated:

------------------------------
Signature

1

                                 ASSIGNMENT FORM

                   (To  assign  the  foregoing  warrant,
                      execute  this form and
                      supply required information.
                Do not use this form to exercise the warrant.)



            FOR  VALUE  RECEIVED,   the  foregoing   Warrant  and  all  rights
evidenced thereby are hereby assigned to

_______________________________________________ whose address is

---------------------------------------------------------------.



---------------------------------------------------------------

                                          Dated:  ______________,


                  Holder's Signature:    _____________________________

                  Holder's Address:      _____________________________

                                         -----------------------------



Signature Guaranteed:  ___________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT E
FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

[Date]


Address

Re:   Series C Convertible  Preferred Stock Purchase  Agreement dated December
      7, 1998

Ladies and Gentlemen:

      This opinion is furnished to you pursuant to the Series C Convertible Preferred Stock Purchase Agreement by and between Settondown Capital International, Ltd. (the "Placement Agent"), the entities (the "Investors") listed on Schedule A, and Sims Communications, Inc. (the "Company"), dated December 7, 1998 (the "Purchase Agreement"), which provides for the issuance of Preferred Stock, and, certain additional shares upon the occurrence of certain events as set forth thereof (the "Blackout Shares"), and a warrant to purchase shares of Common Stock of the Company (the "Warrant", and the shares of Common Stock issued or issuable pursuant to exercise of the Warrant, the "Warrant Shares"). All terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

      We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement, the Warrant, the Certificate of Designation, the Escrow Agent, and the Registration Rights Agreement (the "Registration Rights Agreement") between the Investors, the Placement Agent, and the Company, dated December 7, 1998, and the Escrow Agreement between the Investors (excluding HSBC James Capel Canada, Inc.), the Placement Agent, the Company and the Escrow Agent, dated December 7, 1998 (the "Escrow Agreement", and together with the Purchase Agreement and the Registration Rights Agreement, the "Agreements"). As counsel, we have made such legal and factual examinations and inquires as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

      As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the Warrant and the transactions contemplated thereby.

      For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements and pursuant thereto are true and correct.

      The  opinions   hereinafter   expressed   are  subject  to  the  following
qualifications:

      Based upon and subject to the foregoing, we are of the opinion that:

      1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not own or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.

      2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements, the Certificate of Designation, and the Warrants and to issue the Preferred Stock, the Additional Shares, the Warrants, the Warrant Shares, the Underlying Shares and the Blackout Shares. The execution and delivery of the Agreements, and the execution, issuance and delivery of the Preferred Stock, and the Warrants, by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered, and the Warrants, and Preferred Stock has been duly executed, issued and delivered, by the Company and each of the Agreements, the Preferred Stock, and the Warrants constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      3. The execution, delivery and performance of the Agreements, the Preferred Stock, and the Warrants by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Additional Shares, the Warrants, the Warrant Shares, the Preferred Stock, the Underlying Shares, and the Blackout Shares, do not and will not (i) result in a violation of the Company's Articles or By-Laws; (ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Articles or Bylaws.

      4. The issuance of the Additional Shares, the Warrants, the Warrant Shares, the Preferred Stock, the Underlying Shares, and the Blackout Shares in accordance with the Purchase Agreement will be exempt from registration under the Securities Act of 1933 and will be in compliance with Delaware state securities laws. When so issued, subject to sufficient reserved authorized shares of Common Stock, the Additional Shares, the Blackout Shares, the Warrants, the Warrant Shares, the Preferred Stock, and the Underlying Stock, will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles of Incorporation (the "Articles") or Bylaws or, to our knowledge, in any agreement to which the Company is party.

      5. To our knowledge, except as disclosed in the SEC Documents, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations which are required to be and have not been disclosed in the SEC Documents.

      6. To our knowledge, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as described in the SEC Documents. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

      7. The issuance of the Securities will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed, subject to the NASD 20% Rule.

      8. As more specifically described in the SEC Documents, the authorized capital stock of the Company consists of shares of Common Stock, $___ par value per share, and shares of Preferred Stock, par value $___ per shares.


      This opinion is furnished to the Investors solely for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                          Very truly yours,

                                                                       EXHIBIT F
                         INSTRUCTIONS TO TRANSFER AGENT
                            Sims Communications, Inc.


_______________, 1998
[Name and address of Transfer Agent]


Dear Sirs:

Reference is made to the Series C Convertible Preferred Stock Purchase Agreement and all Exhibits and Attachments thereto (the "Agreement") dated as of December 7, 1998, between the entities referred to on Schedule A annexed hereto (the "Investors"), Settondown Capital International Ltd. (the "Placement Agent") and Sims Communications, Inc. (the "Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Investors have agreed to purchase from the Company and the Company has agreed to sell to the Investors from time to time during the term of the Agreement shares of Series C Preferred Stock of the Company, ___ par value per share (the "Preferred Stock"), to issue to the Placement Agent shares of Preferred Stock, and (ii) the Company has agreed to issue to the Investors, and to the Placement Agent warrants to purchase Common Stock (the "Warrant"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Preferred Stock, and Warrants to be issued to the Investors and the Placement Agent (or a permitted assignee) pursuant to the Agreement, upon conversion of the Preferred Stock, or upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1.    ISSUANCE  OF COMMON STOCK

      Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investors and the Placement Agent (i) under the Agreement and
(ii) upon exercise of the Warrants. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following paragraph, the Transfer Agent shall deliver to the Investors and the Placement Agent certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investors or its counsel or any other party (other than as described in such paragraphs).

      At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates which bear the Legend, to the extent accompanied by (i) a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, (ii) a confirmation in writing to the Transfer Agent that the Investors and/or Placement Agent has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investors and/or Placement Agent confirms to the Transfer Agent that it has complied with the prospectus delivery requirement the Transfer Agent shall deliver to the Investors the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investors, and/or Placement Agent shall request. In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the Securities and Exchange Commission the Investors and/or Placement Agent, or its permitted assignee, or either of their brokers confirms to the Transfer Agent that (i) the Investors and/or Placement Agent has held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investors and/or Placement Agent (or the Trading Day immediately following if such date is not a Trading
Day), the Investors and/or Placement Agent will not have sold more than the greater of (a) one percent of the total number of outstanding shares of Common Stock, or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and
(iii) the Investors and/or Placement Agent has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act, and the Company shall have furnished an opinion from its independent counsel to the extent available, authorizing the removal of the Legend.

      At any time prior to the effective date of the applicable registration statement, and provided no exemption from registration exists, upon the conversion of any Preferred Stock certificate by the Investors and/or the Placement Agent, and upon receipt of authorization from the Company to the Transfer Agent, the Transfer Agent shall deliver to the Investors and/or the Placement Agent certificates representing Common Stock bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investors or its counsel or any other party (other than as described in such paragraphs).

      Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of ( ) ___-____.

2.    MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

      In connection with any issuance of Common Stock by the Transfer provided that all of the conditions set forth in Section 1 above have been satisfied, pursuant to which the Investors acquires Common Stock under the Agreement, the Transfer Agent shall deliver to the Investors and/or the Placement Agent as defined in the Agreement, certificates representing Common Stock (with or without the Legend, as appropriate) as soon as possible.

3.    FEES OF TRANSFER AGENT; INDEMNIFICATION

      The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4.    THIRD PARTY BENEFICIARY

      The Company and the Transfer Agent acknowledge and agree that the Investors is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.


                                    SIMS COMMUNICATIONS, INC.



                                    By__________________________


AGREED:


By:__________________________
Name:
Title:

                                                                       EXHIBIT G

                              NOTICE OF CONVERSION

             (To be Executed by the Registered Holder in order to
                      Convert the Series C Preferred Stock)

The undersigned hereby irrevocably elects to convert Series C Preferred Stock Certificate No. ___ into shares of Common Stock of SIMS COMMUNICATIONS, INC. (the "Company") according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that:

      (i) that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act"), or pursuant to registration of the Common Stock under the Act, subject to any restrictions on sale or transfer set forth in the Series C Preferred Stock Purchase Agreement between the Company and the original holder of the Series C Preferred Stock submitted herewith for conversion;
      (ii) the undersigned has not engaged in any transaction or series of transaction that is a part of or a plan or scheme to evade the registration requirements of the Act; and
      (iii) upon  conversion   pursuant  to  this  Notice  of  Conversion,   the
            undersigned will not own or deemed to beneficially own (within the meaning of the 1934 Act) 4.99% or more of the then issued and outstanding shares of Common Stock of the Company.


  ----------------------------------  ---------------------------------
  Date of Conversion                    Applicable Conversion Price


 ----------------------------------        ---------------------------------
 Number of Common Shares upon Conversion   Shares of  Preferred Stock Converted


      ----------------------------------  ---------------------------------
      Signature                                 Name

      Address:                                  Delivery of Shares to:

                              NOTICE OF CONVERSION

             (To be Executed by the Registered Holder in order to
                      Convert the Series C Preferred Stock)

The undersigned hereby irrevocably elects to convert Series C Preferred Stock Certificate No. ___ into shares of Common Stock of SIMS COMMUNICATIONS, INC. (the "Company") according to the conditions hereof, as of the date written below.

The undersigned represents and warrants that:

      (i) that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Preferred Stock shall be made pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Act"), or pursuant to registration of the Common Stock under the Act, subject to any restrictions on sale or transfer set forth in the Series C Preferred Stock Purchase Agreement between the Company and the original holder of the Series C Preferred Stock submitted herewith for conversion;
      (ii) the undersigned has not engaged in any transaction or series of transaction that is a part of or a plan or scheme to evade the registration requirements of the Act; and
      (iii) upon  conversion   pursuant  to  this  Notice  of  Conversion,   the
            undersigned will not own or deemed to beneficially own (within the meaning of the 1934 Act) 4.99% or more of the then issued and outstanding shares of Common Stock of the Company.


      ----------------------------------  ---------------------------------
      Date of Conversion                   Applicable Conversion Price


      ----------------------------------      ---------------------------------
    Number of Common Shares upon Conversion  Shares of Preferred Stock Converted


      ----------------------------------  ---------------------------------
      Signature                                 Name

      Address:                                  Delivery of Shares to:

SIDE ESCROW LETTER





                              [Company Letterhead]

To:________


      This letter shall confirm our understanding regarding the escrow provisions contained in the Series C Convertible Purchase Agreement dated
December 7, 1998 (the "Agreement"). All securities issuable by the Company to _____ pursuant to the Agreement shall be delivered directly to _____ at
_________, upon receipt of the original securities _____ shall immediately thereafter wire the appropriate purchase price therefore to the Company, net of all fees payable by the Company which the Company agrees that it shall provide ____ with a net letter providing for the payment of fees simultaneously with the delivery of the securities.

                                          Very truly yours,




Acknowledged and Agreed
this ___ day of December, 1998



--------------------------